UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Douglas Drive Sanford, North Carolina	27330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in its Current Report on Form 8-K filed on May 16, 2007, The Pantry, Inc. (the “Company”), has entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) governing its senior credit facility. Section 5.13 of the Credit Agreement requires the Company to enter into fully executed and notarized security instruments (amendments or new security instruments, as applicable) encumbering real property in ten states. Pursuant to that requirement, on January 9, 2008, the Company entered into security instruments encumbering real property in Alabama, Florida, Georgia, Indiana, Kentucky, Louisiana, North Carolina, South Carolina, Tennessee and Virginia.

Attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, are the form of mortgage for Alabama, the form of amended and restated mortgage for Florida, the form of amended and restated deed to secure debt for Georgia, the form of amended and restated mortgage for Indiana, the form of amended and restated mortgage for Kentucky, the form of mortgage for Louisiana, the form of amended and restated deed of trust for North Carolina, the form of amended and restated mortgage for South Carolina, the form of amended and restated deed of trust for Tennessee and the form of amended and restated credit line deed of trust for Virginia, which have been filed in these states to perfect the security interests of the lenders under the Credit Agreement.

The description of the security instruments contained herein is qualified in its entirety by reference to the forms of security instruments filed as exhibits hereto and which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Alabama) dated January 9, 2008 by and from The Pantry, Inc. (the “Company”) to Wachovia Bank, National Association (“Wachovia”), as administrative agent

10.2	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Florida) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.3	Form of Amended and Restated Deed to Secure Debt, Security Agreement, and Assignment of Rents (Georgia) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.4	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Indiana) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.5	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Kentucky) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.6	Form of Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Louisiana) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.7	Form of Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (North Carolina) dated January 9, 2008 by and from the Company to TRSTE, Inc., trustee, for the benefit of Wachovia, as administrative agent

10.8	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (South Carolina) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.9	Form of Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Tennessee) dated January 9, 2008 by and from the Company to TRSTE II, Inc., trustee, for the benefit of Wachovia, as administrative agent

10.10	Form of Amended and Restated Credit Line Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Virginia) dated January 9, 2008 by and from the Company to TRSTE, Inc., trustee, for the benefit of Wachovia, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Frank G. Paci
Frank G. Paci
Sr. Vice President, Finance, Chief Financial Officer and Secretary

Date: January 15, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Alabama) dated January 9, 2008 by and from The Pantry, Inc. (the “Company”) to Wachovia Bank, National Association (“Wachovia”), as administrative agent

10.2	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Florida) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.3	Form of Amended and Restated Deed to Secure Debt, Security Agreement, and Assignment of Rents (Georgia) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.4	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Indiana) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.5	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Kentucky) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.6	Form of Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Louisiana) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.7	Form of Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (North Carolina) dated January 9, 2008 by and from the Company to TRSTE, Inc., Trustee, for the benefit of Wachovia, as administrative agent

10.8	Form of Amended and Restated Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (South Carolina) dated January 9, 2008 by and from the Company to Wachovia, as administrative agent

10.9	Form of Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Tennessee) dated January 9, 2008 by and from the Company to TRSTE II, Inc., as Trustee, for the benefit of Wachovia, as administrative agent

10.10	Form of Amended and Restated Credit Line Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Virginia) dated January 9, 2008 by and from the Company to TRSTE, Inc., as Trustee for the benefit of Wachovia, as administrative agent